                                 --------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 --------------

       Date of Report (Date of earliest event reported) July 10, 2007
                                                        ------------

                                   AMARU, INC.
    -------------------------------------------------------------------------
             (exact name of registrant as specified in its charter)

                                     Nevada
              ----------------------------------------------------
                 (State or other jurisdiction of incorporation)

      000-32695                                            88-0490089
----------------------                        --------------------------------
Commission File Number                        IRS Employer Identification Number

            112 Middle Road, #08-01 Middland House, Singapore 188970
          -------------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (65) 6332 9287
------------------------------------------------------------------------------


        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

3.1 On July 10, 2007, the Amaru, Inc. a Nevada corporation (the "Company") entered into an share sale and purchase agreement (the "Agreement") by and between Tremax International Limited, a British Virgin Islands corporation and the Company's wholly-owned subsidiary (the "Purchaser") and Domaine Group Limited, a British Virgin Islands corporation (the "Vendor"), and a 100% beneficial owner of CBBN Holdings Limited ("CBBN Holdings"). CBBN Holdings is a 80% beneficial owner of Cosmactive Broadband Networks Co. Ltd ("CBN"). According to the terms of the Agreement, the Vendor shall sell, and the Purchaser or its nominee(s) shall purchase the shares held by Vendor in CBBN Holdings, in exchange for the issuance of 5,333,333 newly issued restricted shares of common stock of the Company.


         CBN is a company registered in Taiwan, the Republic of China. CBN is an internet cum broadband access provider to major residential buildings in Taiwan. The Company believes that acquisition of CBN will be beneficial to the Company, because CBN has a subscriber base of about 20,000 homes and will be able to provide the Company with a ready subscriber base to roll out its services. In 2006, CBN had a revenue of $2.5 millions and fixed assets of $1.8 millions in network and systems to enable services to the homes.



ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)  EXHIBITS.


10.7       Share Sale and Purchase Agreement dated July 10, 2007.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act or 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: July 12, 2007                            AMARU, INC.

                                           By: /s/ Colin Binny
                                               --------------------------
                                               Colin Binny
                                               President